Supplement dated January 2, 2014
to the Statement of Additional Information
for Principal Funds, Inc.
dated December 30, 2013

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors
On or about January 6, 2014 add the following:

Sub-Advisor:	Pictet Asset Management SA (“Pictet”) is the asset management arm of the Pictet Group which is owned by eight managing partners.
Fund(s):    a portion of the assets of Diversified Real Asset
Sub-Advisory Agreements for the Funds
All Other Funds
On or about January 6, 2014, add the following:

	Net Asset Value of Fund
Fund	First $150 million	Over $150 million
Diversified Real Asset (global agribusiness) (Pictet)	0.45%	0.40%

	Net Asset Value of Fund
Fund	First $200 million	Over $200 million
Diversified Real Asset (global timber) (Pictet)	0.50%	0.45%

APPENDIX B
Proxy Voting Policies
On or about January 6, 2014, add the Proxy Voting Policies for Pictet.

PICTET ASSET MANAGEMENT

Proxy Voting Policy
Pictet Asset Management
March 2013

Table of Contents

1. Operational Items	2

2. Board of Directors	4

3. Capital Structure	7

4. Compensation	10

5. Other Items	11

6. Foreign Private Issuers listed on US Exchanges	14

APPENDIX I – Classification of Directors	15

Executive Director	15

Non-Independent Non-Executive Director (NED)	15

Independent NED	16

Employee Representative	16

March 2013 | PROXY VOTING POLICY | PAGE 1

1. Operational Items

ISSUE SUBJECT TO VOTE	VOTING POLICY
Financial Results/ Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
› There are concerns about the accounts presented or audit procedures used; or
› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees
Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:
› There are serious concerns about the procedures used by the auditor;
› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
› Name of the proposed auditors has not been published;
› The auditors are being changed without explanation; or
› Fees for non‐audit services exceed standard annual audit‐related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).
In circumstances where fees for non‐audit services include fees related to significant one‐time capital structure events (initial public offerings, bankruptcy emergencies, and spin‐offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non‐audit fee" category, then such fees may be excluded from the non‐audit fees considered in determining the ratio of non‐audit to audit fees.
For concerns related to the audit procedures, independence of auditors, and/or name of auditors, PAM may vote AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, PAM may vote AGAINST remuneration of auditors if this is a separate voting item; otherwise PAM may vote AGAINST the auditor election.

March 2013 | PROXY VOTING POLICY | PAGE 2

ISSUE SUBJECT TO VOTE	VOTING POLICY
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
› There are serious concerns about the statutory reports presented or the audit procedures used;
› Questions exist concerning any of the statutory auditors being appointed; or
› The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
› The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative	Vote FOR most stock (scrip) dividend proposals Vote AGAINST proposals that do not allow for a cash option unless management demonstrate that the cash option is harmful to shareholder value.
Amendments to Articles of Association	Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term	Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements	Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business	Vote AGAINST other business when it appears as a voting item.

March 2013 | PROXY VOTING POLICY | PAGE 3

2. Board of Directors

ISSUE SUBJECT TO VOTE	VOTING POLICY
Director Elections
Vote FOR management nominees in the election of directors, unless:
› Adequate disclosure has not been provided in a timely manner;
› There are clear concerns over questionable finances or restatements;
› There have been questionable transactions with conflicts of interest;
› There are any records of abuses against minority shareholder interests; or
› The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labour representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labour representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Vote AGAINST the election of directors of all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.
Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish Companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.
Under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:
› Material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company; or
› Failure to replace management as appropriate; or
› Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
[Please see the classification of Directors in Appendix 1]

March 2013 | PROXY VOTING POLICY | PAGE 4

ISSUE SUBJECT TO VOTE	VOTING POLICY
Contested Director Elections
For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, PAM will vote on a CASE-BY-CASE basis, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
› Company performance relative to its peers;
› Strategy of the incumbents versus the dissidents;
› Independence of directors/nominees;
› Experience and skills of board candidates;
› Governance profile of the company;
› Evidence of management entrenchment;
› Responsiveness to shareholders;
› Whether a takeover offer has been rebuffed;
› Whether minority or majority representation is being sought.
When analyzing a contested election of directors, PAM will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e. maximize long-term shareholder value).

March 2013 | PROXY VOTING POLICY | PAGE 5

ISSUE SUBJECT TO VOTE	VOTING POLICY
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is not fulfilling its fiduciary duties as evidenced by:
› A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
› Any legal proceedings, (either . civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
› Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), we may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable us to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions	Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify external auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

March 2013 | PROXY VOTING POLICY | PAGE 6

3. Capital Structure

ISSUE SUBJECT TO VOTE	VOTING POLICY
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with pre-emptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without pre-emptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without pre-emptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet the ISS guidelines for the purpose being proposed; or
› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

March 2013 | PROXY VOTING POLICY | PAGE 7

ISSUE SUBJECT TO VOTE	VOTING POLICY
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt	Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers	Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

March 2013 | PROXY VOTING POLICY | PAGE 8

ISSUE SUBJECT TO VOTE	VOTING POLICY
Share Repurchase Plans
Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:
› A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in UK/Ireland);
› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
› A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.
Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. We may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:
› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
› A duration of no more than 18 months.
In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company's historical practice. However, we expect companies to disclose such limits and, in the future, may vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:
› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
› A duration of no more than 18 months.
In addition, we will vote AGAINST any proposal where:
› The repurchase can be used for takeover defences;
› There is clear evidence of abuse;
› There is no safeguard against selective buybacks; and/or
› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Re-issuance of Repurchased Shares	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value	Vote FOR requests to capitalize reserves for b onus issues of shares or to increase par value.

March 2013 | PROXY VOTING POLICY | PAGE 9

4. Compensation

ISSUE SUBJECT TO VOTE	VOTING POLICY
Compensation Plans	Vote compensation plans on a CASE-BY- CASE basis.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

March 2013 | PROXY VOTING POLICY | PAGE 10

5. Other Items

ISSUE SUBJECT TO VOTE	VOTING POLICY
Reorganizations/ Restructurings	Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, we review publicly available information as of the date of the report and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.
› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause us to scrutinize a deal more closely.
› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals	Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities	Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

March 2013 | PROXY VOTING POLICY | PAGE 11

ISSUE SUBJECT TO VOTE	VOTING POLICY
Related-Party Transactions
In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
› The parties on either side of the transaction;
› The nature of the asset to be transferred / service to be provided;
› The pricing of the transaction (and any associated professional valuation);
› The views of independent directors (where provided);
› The views of an independent financial adviser (where appointed);
› Whether any entities party to the transaction (including advisers) are conflicted; and
› The stated rationale for the transaction, including discussions of timing.
If there is a transaction that is deemed to be problematic and that was not put to a shareholder vote, we may vote against the election of the director involved in the related-party transaction or the full board.

Anti-takeover Mechanisms	Generally vote AGAINST all anti-takeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

March 2013 | PROXY VOTING POLICY | PAGE 12

ISSUE SUBJECT TO VOTE	VOTING POLICY
Social / Environmental Issues
Issues covered under the policy include a wide range of topics, including consumer and product safety, environmental and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all votes focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.
Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:
› If the issues presented in the proposal are more appropriately dealt with through legislation or government regulation.;
› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
› Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
› The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

March 2013 | PROXY VOTING POLICY | PAGE 13

6. Foreign Private Issuers listed on US Exchanges
Foreign Private Issuers (“FPIs”) are defined as companies whose business is administered outside the
US, with more than 50% of assets located outside the US; a majority of whose directors / officers are not US citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the US.
Companies that are incorporated outside of the US and listed solely on US exchanges, where they qualify as FPIs, will be subject to the following policy.
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria, a majority-independent board, and the presence of an audit, a compensation and a nomination committee, each of which is entirely composed of independent directors.
Where the design and disclosure levels of equity compensation plans are comparable to those seen at US companies, US compensation will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to the PAM Proxy Voting Policy.
All other voting items will be evaluated according to the PAM Proxy Voting Policy.

March 2013 | PROXY VOTING POLICY | PAGE 14

APPENDIX I – Classification of Directors
Executive Director

›	Employee or executive of the company;

›	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)

›	Any director who is attested by the board to be a non-independent NED;

›	Any director specifically designated as a representative of a significant shareholder of the company;

›	Any director who is also an employee or executive of a significant shareholder of the company;

›	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

›
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

›	Government representative;

›
Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

›
Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

›	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

›	Relative[1] of a current employee of the company or its affiliates;

›	Relative[1] of a former executive of the company or its affiliates;

›	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

›	Founder/co-founder/member of founding family but not currently an employee;

›	Former executive (5 year cooling off period);

›	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [4]

›	Any additional relationship or principle considered to compromise independence under local corporate best practice guidance.

March 2013 | PROXY VOTING POLICY | PAGE 15

Independent NED

›	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.
Employee Representative

›	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED

Footnotes:
[1]“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2]Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction
(and hence subject to the associated materiality test) rather than a professional relationship.
[3]A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 per cent of the company’s turnover or 1 per cent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value
(of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 per cent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 per cent.
[4]For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
[5]For purposes of director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

March 2013 | PROXY VOTING POLICY | PAGE 16